                                                                 EXHIBIT (a)(2)

                                MGM GRAND, INC.

                             Letter of Transmittal
                                      for

                       Tender of Shares of Common Stock

               Pursuant to Offer to Purchase Dated June 17, 1999

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  THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00
  P.M., NEW YORK CITY TIME, ON JULY 23, 1999, UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE").
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                       The Depositary For The Offer Is:

                     CHASEMELLON SHAREHOLDER SERVICES, LLC

         By Mail:                    By Overnight Courier:                  By Hand:
      P.O. Box 3301                   85 Challenger Road--           120 Broadway, 13th Floor
 South Hackensack, NJ 07606            Mail Drop--Reorg.                New York, NY 10271
 Attn: Reorganization Dept.        Ridgefield Park, NJ 07660        Attn: Reorganization Dept.
                                   Attn: Reorganization Dept.

                            Facsimile Transmissions
                         (Eligible Institutions Only):

                                (201) 296-4293

                              To Confirm Receipt
                              of Facsimile Only:

                                (201) 296-4860

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

  THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. FOR ASSISTANCE COMPLETING THIS LETTER OF TRANSMITTAL, PLEASE CALL THE INFORMATION AGENT AT (800) 774-5469.

              NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ
      THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

  Stockholders who cannot deliver their Share certificates and any other required documents to the Depositary by the Expiration Date must tender their Shares using the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

All Tendering Holders Complete This Box If Any Of The Information Is Left
Blank:

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                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

Name(s) and Address(es) of Registered Holder(s)                        Certificate(s) Enclosed
          (Please Fill in if Blank)                               (Attach Signed List if Necessary)
-----------------------------------------------------------------------------------------------------------------------
                                                                              Number of
                                                                                Shares               Number of
                                                        Certificate         Represented by            Shares
                                                        Number(s)(1)       Certificate(s)(1)        Tendered(2)
                                                 ----------------------------------------------------------------------
                                                 ----------------------------------------------------------------------
                                                 ----------------------------------------------------------------------
                                                 ----------------------------------------------------------------------
                                                 ----------------------------------------------------------------------
                                                        Total Shares

--------------------------------------------------------------------------------
 Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of proration. (3) (Attach additional signed list if necessary.)

 1st:           2nd:           3rd:            4th:          5th:
--------------------------------------------------------------------------------
 (1) Need not be completed by stockholders tendering by book-entry transfer.
 (2) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4.
 (3) If you do not designate an order, then in the event less than all
     Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Instruction 13.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

  [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
      TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE DEPOSITARY TRUST COMPANY ("THE BOOK-ENTRY TRANSFER FACILITY") AND COMPLETE THE
      FOLLOWING:

      DTC Account No. ____________________________________________________

      Transaction Code No. _______________________________________________

  [ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A
      NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Holder(s) ____________________________________

      Date of Execution of Notice of Guaranteed Delivery _________________

      Name of Institution that Guaranteed Delivery _______________________

          If delivery is by book-entry transfer:

      Name of Tendering Institution ______________________________________

      DTC Account No. ____________________________________________________

      Transaction Code No. _______________________________________________

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                                       2

Ladies and Gentlemen:

  The undersigned hereby tenders to MGM Grand, Inc., a Delaware corporation (the "Company"), the above-described shares of its common stock, par value $.01 per share (the "Shares"), at $50.00 per Share (the "Purchase Price"), net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 17, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

  Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be irrevocable power coupled with an interest), to:

    (i) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price with respect to such Shares;

    (ii) present certificates for such Shares for cancellation and transfer on the books of the Company; and

    (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants to the Company that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

  The undersigned represents and warrants to the Company that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions will constitute the undersigned's representation and warranty to the Company that (i) the undersigned has a net long position in the Shares or equivalent securities being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Shares complies with Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

  The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates and the number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes on this Letter of Transmittal.

  The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may, subject to applicable law, postpone the acceptance for payment of, or the payment for,

Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

  Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail such check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

  The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

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                              STOCK PURCHASE PLAN
                             (See Instruction 14)

   This section is to be completed ONLY if Shares held in the Company's Employee Stock Purchase Plan (the "Stock Purchase Plan") are to be tendered.

 [ ] By checking this box, the undersigned represents that the undersigned is a participant in the Stock Purchase Plan and hereby instructs ChaseMellon Shareholder Services, LLC, the administrator of the Stock Purchase Plan, to tender on behalf of the undersigned the following number of Shares credited to the Stock Purchase Plan account of the undersigned. (1) Number of Shares to be tendered:___________________________.

 (1) The undersigned understands and agrees that all Shares held in the undersigned's Stock Purchase Plan account will be tendered if the above box is checked and the space above is left blank. If the box captioned "Odd Lots" in this Letter of Transmittal is completed, all Shares held by the Odd Lot Owner, including Shares held in the Stock Purchase Plan, will be tendered regardless of whether this section is otherwise completed.
-------------------------------------------------------------------------------

-----------------------------------     ------------------------------------
   SPECIAL PAYMENT INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
   (See Instructions 2, 5 and 7)           (See Instructions 2, 5 and 7)


  To be completed ONLY if the               To be completed ONLY if the
 check for the aggregate Purchase          check for the aggregate Purchase
 Price of Shares purchased and/or          Price of Shares purchased and/or
 certificates for Shares not               certificates for Shares not
 tendered or not purchased are to          tendered or not purchased are to
 be issued in the name of someone          be mailed to someone other than
 other than the undersigned.               the undersigned or to the
                                           undersigned at an address other
 Issue  [_] Check and/or                   than that shown below the
        [_] Certificate(s) to:             undersigned's signature(s).

 Name _____________________________        Mail  [_] Check and/or
           (Please Print)                        [_] Certificate(s) to:
 Address __________________________        Name______________________________
 __________________________________                  (Please Print)
         (Include Zip Code)                Address __________________________
 __________________________________        __________________________________
   (Tax Identification or Social                   (Include Zip Code)
        Security Number(s))                __________________________________
                                             (Tax Identification or Social
                                                  Security Number(s))
------------------------------------      ------------------------------------

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                                  ODD LOTS
                              (See Instruction 8)

   This section is to be completed ONLY if Shares are being tendered by or on behalf of a person who owned beneficially, as of the close of business on June 15, 1999, and who continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares.

   The undersigned either (check one box):

 [_] owned beneficially, as of the close of business on June 15, 1999, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares (excluding Shares attributable to the undersigned's account, if any, under the MGM Grand savings plan but including Shares held in the Stock Purchase Plan), all of which are being tendered, or

 [_] is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially, as of the close of business on June 15, 1999, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares (excluding Shares atrtributable to individual accounts under the MGM Grand savings plan but including Shares held in the Stock Purchase Plan) and is tendering all of such Shares.

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                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 1, 5 AND 7)
                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 11)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)

 ............................................................................

 ............................................................................
                         (Signature(s) of Holder(s))
 Date:       , 1999

 Name(s): ...................................................................

 ............................................................................
                                (Please Print)

 Capacity (full title): .....................................................

 Address: ...................................................................

 ............................................................................
                              (Include Zip Code)

 Area Code and Telephone Number: ............................................

 ............................................................................
              (Tax Identification or Social Security Number(s))

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                               (SEE INSTRUCTIONS)

 ............................................................................
                            (Authorized Signature)

 Date:        , 1999

 Name of Firm: ..............................................................

 Capacity (full title): .....................................................
                                (Please Print)

 Address: ...................................................................

 ............................................................................

 ............................................................................
                              (Include Zip Code)

 Area Code and Telephone Number: ............................................

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                                       6

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a recognized member of an eligible institution, as set forth in the Offer to Purchase, unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, or (ii) such Shares are tendered for the account of an eligible institution. See Instruction 5.

  2. Delivery of Letter of Transmittal and Share Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used either if Share certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Date. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

  Stockholders whose Share certificates are not immediately available, who cannot deliver their Shares and all other required documents to the Depositary or who cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Date may tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date; and (iii) the certificates for all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

  THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING SHARE CERTIFICATES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative or contingent tenders will be accepted. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

  3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

  4. Partial Tenders (Not Applicable to Stockholders who Tender by Book-Entry Transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signatures(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or manually signed facsimiles thereof) as there are different registrations of certificates.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), in which case the certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

  6. Stock Transfer Taxes. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 5 of the Offer to Purchase. Except as provided in this Instruction 6, it will not be necessary to affix transfer tax stamps to the certificates representing Shares tendered hereby.

  7. Special Payment and Delivery Instructions. If a check for the Purchase Price of any Shares tendered hereby is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such shareowner at the Book-Entry Transfer Facility.

  8. Odd Lots. As described in Section 1 and Section 2 of the Offer to Purchase, if fewer than all Shares validly tendered at and not withdrawn prior to the Expiration Date are to be purchased, the Shares purchased first will consist of all Shares tendered by any stockholder who owned beneficially, as of the close of business on June 15, 1999, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares (excluding Shares attributable to individual accounts under the MGM Grand savings plan but including Shares held in the Stock Purchase Plan) and who validly tendered all such Shares. Partial tenders of Shares will not qualify for this preference and this preference will not be available unless the box captioned "Odd Lots" in this Letter of Transmittal and the Notice of Guaranteed Delivery, if any, is completed.

  9. Substitute Form W-9 and Form W-8. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable laws and regulations, 31% of the gross proceeds payable to a stockholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the stockholder or other payee provides such person's taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that such number is correct. Therefore, each tendering stockholder should complete and sign the Substitute Form W-9 included as part of this Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such stockholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. Certain stockholders, including, among others, all corporations and certain foreign stockholders (in addition to foreign corporations), are not subject to these backup withholding and reporting requirements. In order for a foreign stockholder to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that stockholder's exempt status. Such statements may be obtained from the Depositary.

  10. Withholding on Foreign Stockholders. Even if a foreign stockholder has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign stockholder or his or her agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States. For this purpose, a foreign stockholder is any stockholder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, any State or any political subdivision thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of the source of such income or (iv) a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, and one or more U.S. trustees have the authority to control all substantial decisions relating to the trust. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign stockholder must deliver to the Depositary a properly completed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign stockholder must deliver to the Depositary a properly completed IRS From 4224. The Depositary will determine a stockholder's status as a foreign stockholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS From 4224) unless facts and circumstances indicate that such reliance is not warranted. A foreign stockholder may be eligible to obtain a refund of all or a portion of any tax withheld if such stockholder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" test described in Section 14 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Foreign stockholders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

 11. Requests for Assistance or Additional Copies. Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent, and such copies will be furnished promptly at the Company's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for documents relating to, or assistance concerning, the Offer.

 12. Irregularities. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares by any particular stockholder. No tender of Shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of the Company, the Dealer Manager, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

 13. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the United States federal income tax classification of any gain or loss on the Shares purchased. See Sections 1 and 14 of the Offer to Purchase.

 14. Stock Purchase Plan. If a stockholder desires to have tendered pursuant to the Offer Shares credited to the stockholder's account under the Stock Purchase Plan, the box captioned "Stock Purchase Plan" in this Letter of Transmittal should be completed. If a stockholder authorizes a tender of Shares held in the Stock Purchase Plan, all such Shares credited to such stockholder's account, including fractional Shares, will be tendered, unless otherwise specified in the appropriate space in the box captioned "Stock Purchase Plan." In the event that the box captioned "Stock Purchase Plan" is not completed, no Shares held in the tendering stockholder's Stock Purchase Plan account will be tendered unless the stockholder has otherwise completed the box captioned "Odd Lots" in this Letter of Transmittal, in which case, all Shares held in the Odd Lot owner's Stock Purchase Plan account will be tendered regardless of whether the box captioned "Stock Purchase Plan" is completed.

 IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE. STOCKHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THEIR LETTER OF TRANSMITTAL.

       TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS (SEE INSTRUCTION 8)
              PAYOR'S NAME: CHASEMELLON SHAREHOLDER SERVICES, LLC
-------------------------------------------------------------------------------

                                Part 1--PLEASE PROVIDE YOUR TIN IN
 SUBSTITUTE                     THE BOX AT RIGHT AND CERTIFY BY                  -----------------------------------
 Form W-9                       SIGNING AND DATING BELOW.                               Social security number

                                                                                                  OR

                                                                                 -----------------------------------
                                                                                    Employer identification number
                               -----------------------------------------------------------------------------------------------------
                                Part 2--Certification--Under penalties of perjury, I certify that:
                                (1) The number shown on this form is my correct taxpayer identification number (or I am
 Department of the                  waiting for a number to be issued to me);
 Treasury                       (2) I am not subject to backup withholding either because (i) I am exempt from backup
 Internal Revenue Service           withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding; and
                                (3) any other information provided on this form is true and correct.
                               -----------------------------------------------------------------------------------------------------
                                Certification Instructions-- You must cross out all of Part 2 above
 Payer's Request for Taxpayer   if you have been notified by the IRS that you are subject to
 Identification Number (TIN)    backup withholding because of underreporting interest or
 and Certification              dividends on your tax return and you have not been notified by the
                                IRS that you are no longer subject to backup withholding.                         Part 3

                                                                                                              Awaiting TIN [_]
                                Signature: _______________________________  Date: ___________________
                                Name (Please Print):

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES
      RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE OFFER.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
      PART 3 ("AWAITING TIN") OF THE SUBSTITUTE FORM W-9

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Shares shall be retained until I provide a taxpayer identification number to the Depositary and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

  Signature(s): ____________________________ Date: ____________________________

                    The Information Agent for the Offer is:

                     CHASEMELLON SHAREHOLDER SERVICES, LLC
                              450 West 33rd Street
                                   14th Floor
                            New York, New York 10001
                                 (800) 953-2497
                     Banks and Brokers call: (212) 273-8080



                      The Dealer Manager for the Offer is:

                          Donaldson, Lufkin & Jenrette
                             SECURITIES CORPORATION
                                277 Park Avenue
                               New York, NY 10172
                                 (212) 892-3000